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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 10, 2001

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                     0-028176                  36-1433610
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois              60606
   (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5. Other Events.

        On May 10, 2001, the Registrant issued a press release announcing its sales for the first quarter ended April 30, 2001. A copy of the press release is attached hereto as Exhibit 99.

Item 7. Exhibits.


(c)     Exhibits:
       ----------

        99       Press Release of Registrant dated May 10, 2001



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              WHITEHALL JEWELLERS, INC.
                                                     (Registrant)


                                              By: /s/ John R. Desjardins
                                                  ------------------------------
                                                   John R. Desjardins
                                                   Executive Vice President
                                                   and Secretary
Date:  May 10, 2001



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                                 EXHIBIT INDEX



EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

  99               Press Release dated May 10, 2001






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